Exhibit 2

                              Certificate of Merger

                                       of

                          FHGB ACQUISITION CORPORATION

                                       and

                              GAINES, BERLAND INC.

                                      Into

                              GAINES, BERLAND INC.

                Under Section 904 of the Business Corporation Law

      It is hereby certified on behalf of each of the constituent corporations herein named, as follows:

      FIRST: The Board of Directors of each of the constituent corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

      SECOND: The name of the constituent corporation which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation" is GAINES, BERLAND INC., and the name under which it was formed is GAINES, BERLAND, SHAFFER & SILVERSHEIN INC. The date upon which its certificate of incorporation was filed with the Department of State is September 23, 1983.

      THIRD: The name of the other constituent corporation, which is being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the "merged constituent corporation," is FHGB ACQUISITION CORPORATION. The date upon which its certificate of incorporation was filed with the Department of State is May 24, 1999.

      FOURTH: As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:

                              GAINES, BERLAND INC.

Designation of      Number of outstanding   Designation of    Classes and
each outstanding    shares of each class    class and series  series entitled to
class and series                            entitled to vote  vote as a class
of shares

  Common Stock               730              Common Stock     Common Stock
-----------------   ---------------------   ----------------  ---------------

                          FHGB ACQUISITION CORPORATION

Designation of      Number of outstanding   Designation of    Classes and
each outstanding    shares of each class    class and series  series entitled to
class and series                            entitled to vote  vote as a class
of shares

  Common Stock                 100            Common Stock     Common Stock
-----------------   ---------------------   ----------------  ---------------

      FIFTH: The merger herein certified was authorized in respect of the surviving constituent corporation, GAINES, BERLAND INC., by unanimous written consent of the holders of outstanding shares of the corporation entitled to vote on the plan of merger, in accordance with Section 615 of the Business Corporation Law of the State of New York.

      SIXTH: The merger herein certified was authorized in respect of the merged constituent corporation, FHGB ACQUISITION CORPORATION, by written consent of the sole shareholder of the corporation, in accordance with Section 615 of the Business Corporation Law of the State of New York.

      SEVENTH: This Certificate of Merger shall be effective upon filing with the Department of State of the State of New York.


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

      IN WITNESS WHEREOF, the undersigned have signed this document on the date set forth below and do hereby affirm, under penalties of perjury, that the statements contained herein have been examined by the undersigned and are true and correct.


                                               GAINES, BERLAND INC.

                                               By: /s/ Richard Rosenstock
                                                  ------------------------------
                                                  Richard Rosenstock
                                                  President
                                                  August 24, 1999

                                               By: /s/ Joseph Berland
                                                  ------------------------------
                                                  Joseph Berland
                                                  Chief Executive Officer
                                                  August 24, 1999


                                               FHGB ACQUISITION CORPORATION

                                               By: /s/ Mark J. Hanna
                                                  ------------------------------
                                                  Mark J. Hanna
                                                  President
                                                  August 24, 1999

                                               By: /s/ Richard B. Frost
                                                  ------------------------------
                                                  Richard B. Frost
                                                  Chief Executive Officer
                                                  August 24, 1999


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